SunGard

Our Business Our Strategic Focus www.sungard.com

Safe Harbor

Statements about the expected future prospects of our software and processing businesses and our availability services business as two independent companies if the planned spin-off is completed, statements about the expected effects, timing and completion of the planned spin-off, statements about our outlook for earnings per share in 2004, statements about our outlook for internal revenue growth in 2004 and 2005, and all other statements in this release other than historical facts, constitute forward-looking statements. You can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “would,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” or “anticipates” or similar expressions which concern our strategy, plans or intentions. All statements we make relating to estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results are forward-looking statements. In addition, we, through our senior management, from time to time make forward-looking public statements concerning our expected future operations and performance and other developments. All of these forward-looking statements are subject to risks and uncertainties that may change at any time, and, therefore, our actual results may differ materially from those we expected. We derive most of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and, of course, it is impossible for us to anticipate all factors that could affect our actual results. Some of the factors that we believe could affect our results include: general economic and market conditions, including the lingering effects of the economic slowdown on information technology spending levels, trading volumes and services revenue, and including the fact that the economic slowdown has left many companies with excess data center capacity that provides them with the capability for in-house high-availability solutions; the overall condition of the financial services industry, including the effect of any further consolidation among financial services firms; the regulatory, credit and market risks associated with our clearing broker operations; the integration of acquired businesses, the performance of acquired businesses including Systems & Computer Technology Corporation, and the prospects for future acquisitions; the effect of war, terrorism or catastrophic events; the timing and magnitude of software sales; the timing and scope of technological advances; the ability to retain and attract customers and key personnel; and the ability to obtain patent protection and avoid patent-related liabilities in the context of a rapidly developing legal framework for software and business-method patents. The planned spin-off may be delayed or may not be completed due to a number of factors, including the board of directors’ discretion to delay or cancel the spin-off or the failure to obtain a favorable ruling from the Internal Revenue Service or an acceptable tax opinion. The factors described in this paragraph and other factors that may affect our business or future financial results and our ability to complete a spin-off, as and when applicable, are discussed in our filings with the Securities and Exchange Commission, including our Form 10-K for the year ended December 31, 2003, a copy of which may be obtained from us without charge. We assume no obligation to update any written or oral forward-looking statement made by us or on our behalf as a result of new information, future events or other factors.

www.sungard.com

Today SunGard is …

2003 $3 billion

Revenue

IT Systems for
Investment Support:
Develop systems that process
$15 trillion in financial assets,
5 million transactions/day
for 16,000 customers.



Application Service Provider
for **Processing**:
Run our systems with
operational resilience and
economies of scale.


ASP


Treasury
& Risk
Management
Wealth
Management
Investment
Management
Benefit,
Insurance
& Investor
Acctg
Brokerage
& Trading
Higher Ed &
Public Sector
STN
ASP
Production
Services
SGN
Services
Sector
Finance
Sector
Business Continuity Services
Industrial
Sector
Consulting



Infrastructure for
Availability Services:
Operate 60+ recovery facilities
spanning 3 million sq.ft.
25,000 miles of managed networks
supporting 10,000 customers.


STN

Transaction Network for
STP (Straight-Through Processing)
Connect our buy-side and sell-side
systems to help our customers efficiently
trade and settle trades with each other.

SUNGARD®

www.sungard.com

SunGard Total Revenue Growth

(in $M, as initially reported)

2003 $2.96 billion

+20%

5-year Compound Annual Growth Rate

1986 $69 million

1986 1990 1995 2000 2003 $3 billion $2 billion $1 billion

Please review SunGard financial reports posted at www.sungard.com/investors.

www.sungard.com

Why a Separation of Businesses

1983: SunGard created when Sun Oil sold its disaster recovery business and several investment support systems businesses neither business had the size or scope to stand alone

Software & Processing: broad range of integrated software and processing solutions primarily for financial services and higher education

Availability Services: comprehensive continuum of information availability services to IT-dependent enterprises of all types

Businesses thrived but remained quite discrete with:

separate sales forces

different types of customers

distinct strategies

limited operating overlap

www.sungard.com

Separation of Businesses

Size and Scope of Each

industry leadership

global operations

deep customer relationships

experienced operating management teams

financially strong

Facilitate Growth

better able to support respective customer bases

greater agility for industry change

advance growth strategies for respective business segments

distinct drivers, dynamics and opportunities

Independence to explore and expand strategic alliances

Enhance Value

enable separate investment decisions for each business

allow equity markets to value each business on its own merits more closely align each company’s management with its stockholders for performance, risk and reward

www.sungard.com

Software & Processing

Pursue growth opportunities and strategic alliances in its core financial services and higher education markets

Focus more aggressively on deepening customer relationships and on product development and integration

Be a more agile and proactive company, enabling it to better support customers as they address transformations in their own industry sectors

Settlement

BANK

Execution

EXCHANGE

Custody

CUSTODIAN

Integrated straight-through processing across institutions

Order Mgt

BROKER

Accounting

TRUSTEE

Portfolio Management

INVESTOR

www.sungard.com

Software & Processing Financial Results

(in $M, as initially reported)

Full-Year 2003 YoY Chg YTD 2004 YoY Chg

Revenue $ 1,785 16% $ 1,149 38%

License fees $ 165 11% $ 90 30%

Operating Income* $ 324 -5% $ 177 16%

Dep. & Amort. $ 131 30% $ 84 42%

Operating margin 18% -18% 15% -16%

Capex** $ 31 -6% $ 18 4%

*Excludes corporate expenses and merger costs. **Capex represents cash paid for property and equipment.

Please review SunGard financial reports posted at www.sungard.com/investors.

www.sungard.com

Securities Market Transformation

Pain-point Shift

Old cost: $X per trade

10% Buyer

20% Link 40%

Market 20%

Link 10% Seller

New cost: $0.2X per trade

30% Buyer

15% Link

10% Market

15% Link 30%

Seller

Straight-through Processing within and across institutions

Integrate solutions to reduce customers’ costs & improve their competitiveness Connect solutions to help customers trade & settle trades more efficiently www.sungard.com

Opportunity to Reduce Customer Costs

Data Distributor Market Data Distribution System

Institutional Investor

Self-Clearing Broker

Non-Clearing Retail Broker

Retail investor

Portfolio Management System Trading Market-Making System Trading Market-Making System Performance Attribution System Trade Order Management System Trade Order Management System Exchange

Trade Order Management System

Web Server

Processing / Accounting System Processing / Accounting System Processing / Accounting System Account Management system Netting System Global Custody System Local Custody System

Central Depositary System

Processing System Global Custodian Local Custodian Clearer Settlement System Banking / Payment System Bank Banking / Payment System

Central Payment/ Netting System

Banking / Payment System Bank Bank www.sungard.com

Higher Education & Public Sector

Specialization & Rich Functionality

Specialized within verticals Focused on unique needs and demands of higher education and public sector

Better, Cheaper, Faster

Substantial advantages vs. generic ERPs Superior fit, cost and execution

Scale

Leader in the higher ed space in U.S.

www.sungard.com

Higher Education & Public Sector

Growing breadth of our ERP solutions: accounting, human resources management, payroll utility billing, land management, student administration STN fundraising, and grant project management

Colleges, universities, school districts, local governments:

Over 1,500 Colleges and Universities

Over 15% of school districts with more than 2,500 students Over 2,500 Local Governments www.sungard.com

Availability Services

Expertise and Focus

Leader in US and major European countries Complete portfolio of services including managed hosting, storage, information security, planning, consulting and disaster recovery Help engineer solutions that are secure, reliable and compliant

Scale

Able to handle complex IT requirements

Leveraging 3 million sq ft of hardened facilities and global network Address customers’ mission critical applications and less time-sensitive requirements in a cost-effective manner

Independence

Hardware and software neutral

Focus on managing our significant infrastructure, aggressively implementing cutting-edge technology Pursue strategic alliances to expand services to better serve our diverse customer base www.sungard.com

Availability Services Financial Results

(in $M, as initially reported)

Full-Year YoY YTD YoY

2003 Chg 2004 Chg

Revenue $ 1,171 11% $ 591 2%

Operating Income* $ 340 32% $ 173 17%

Dep. & Amort. $ 179 8% $ 81 -11%

Operating margin 29% 18% 29% 15%

Capex** $ 147 73% $ 79 6%

*Excludes corporate expenses and merger costs. **Capex represents cash paid for property and equipment.

Please review SunGard financial reports posted at www.sungard.com/investors.

www.sungard.com

Availability Services Continuum

High

Complexity

Low

Professional Services

Systems Management

Managed Storage

Records Management

Monitoring Services

Business Continuity

Network

Hot Site

Mobile

Planning Software Information Availability

Managed Services

Minutes Hours Days Weeks

Low

High

Downtime

High Availability

Dedicated Solution Higher revenue per deal Lower margin

Disaster Recovery

Shared (pooled risk) model Lower revenue per deal Higher margin www.sungard.com

Availability Services

Broad Vertical Base

Wholesale and Retail Trade 9%

All Others 9%

Manufacturing 19%

Finance, Insurance, and Real Estate 33%

Services 30%

Customer Base by Industry www.sungard.com

Recap

Size and Scope

Industry Leadership Global Presence

Deep Customer Relationships Financial Strength

Growth

Advance Growth strategies for respective business segments Greater Agility for industry change Internal Revenue Growth:

2H 2004: modest improvement FY 2005: low to mid single digits

Value

Separate investment decisions for each business Equity markets to value each on its own merits Closer alignment between management and stockholder interests www.sungard.com

SunGard www.sungard.com